UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Oppenheimer Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2017

Item 1.   Reports to Stockholders.

Annual Report 12/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Limited Term New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 5-Year (4-6) Index
1-Year	-3.51%	-5.68%	3.14%
5-Year	-0.57	-1.02	1.83
10-Year	2.13	1.90	3.54

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Limited Term New York Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of December 31, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 3.04%.The Fund’s 12-month distribution yield at NAV of 3.24% was the second highest in Lipper’s Other States Short-Intermediate Municipal Debt Funds category, second only to this Fund’s Y shares. For New York State and New York City residents in the top 2017 tax bracket, the taxable equivalent yield was 3.84% and 4.03%, respectively, as of December 31, 2017. Falling bond prices during this reporting period, however, caused the Fund’s NAVs to decline, and the annual total return of the Fund’s Class A shares was negative as of December 31, 2017.

MARKET OVERVIEW

U.S. equities extended their rally during this reporting period, repeatedly topping previous record high closes, and Treasury bonds saw price declines at maturities of 7 years or less and price increases at longer-term maturities. The Bloomberg Barclays Municipal Bond 5-Year (4-6) Index, which is this Fund’s benchmark, provided a 12-month total return of 3.14% as of December 31, 2017.

On December 14, 2017, the Federal Reserve Open Market Committee (FOMC) voted to

The average 12-month distribution yield at NAV in Lipper’s Other States Short-Intermediate Municipal Debt Funds category was 2.25% at the end of this reporting period. At 3.24%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 99 basis points higher than the category average.

increase the Fed Funds target rate by one-quarter of 1 percentage point to a range of

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.04%
Dividend Yield with sales charge	2.98
Standardized Yield	1.97
Taxable Equivalent Yield	3.84
Last distribution (12/29/17)	$0.007
Total distributions (1/1/17 to 12/31/17)	$0.090

Endnotes for this discussion begin on page 16 of this report.

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1.25% to 1.50%. The FOMC cited the recent trends in employment, household spending, and business fixed income investment as factors in its decision. Inflation for items other than food and energy continued to remain below the Fed’s target rate of 2%. The FOMC also reiterated its intent to increase the rate three times in 2018, while raising the forecast for economic growth.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and, before year-end, the Fed confirmed that the January 2018 reduction would be $20 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

The benchmark interest rate was also raised in March 2017 and June 2017, each time by one-quarter of 1 percentage point. From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

President Trump selected Jerome Powell, a member of the Fed Board of Governors since 2012, to succeed Janet Yellen as the Fed chairman. Ms. Yellen’s term ends in February 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

Late in the reporting period, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.07%, 9 basis points lower than at the reporting period’s outset.

Both the high-grade muni yield curve and the Treasury yield curve flattened during this reporting period, with improving yields at the short end of the curve and declining yields for bonds with longer maturities. Late in this reporting period, the muni yield curve

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was flatter than at any time since late 2007. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, Treasury yields at all maturities were higher than municipal yields with comparable maturities as of December 31, 2017. Nonetheless, a muni bond would provide more yield on an after-tax basis than a Treasury security with the same maturity for any investor with a marginal federal tax rate of 25% or more; the typical muni investor’s top marginal tax rate is 25%. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

In New York State, the $153 billion spending plan for fiscal year 2018 was approved on April 9, 2017, nine days late, ending the streak of on-time budgets at 6 years. The new budget included free tuition for eligible State University of New York (SUNY) students, ride-hailing services for upstate New York, a 4.4% increase in aid to schools, $200 million to fight heroin addiction, and $200 million for a statewide recreational trail. Other investments include a 5-year, $2.5 billion fund to improve the state’s drinking water infrastructure and $207 million for the Rochester photonics institute and other SUNY Polytechnic Institute projects.

The first span of the new Tappan Zee Bridge opened with much fanfare on August 24, 2017. The $4 billion bridge is expected to carry 50 million cars a year across the Hudson River to New York City suburbs. The second span is scheduled to be completed by Spring 2018. The new bridge was funded by an $850 million bond issue from the New York State Thruway Authority and a $1.6 billion loan from the federal Department of Transportation. The remainder of the cost is expected to be covered by toll revenues, with current toll rates frozen through 2020. Late in the reporting period, lawmakers began a campaign to reverse a decision to rename the bridge for Gov. Mario M. Cuomo, the current governor’s late father.

A groundbreaking ceremony for the new Delta Air Lines terminal at LaGuardia Airport took place in August 2017. The Port Authority of New York and New Jersey is providing $600 million for the project, and the remaining $3.6 billion cost will be privately funded by Delta and its partners.

A new casino in the town of Monticello is scheduled to open in March 2018. The Resorts Worldwide Catskills casino will be upstate New York’s fourth such establishment. Casinos have already been built in the Finger Lakes, Schenectady, and the Southern Tier. Revenues are behind projections at all

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properties, but state officials are calling for patience while highlighting that job creation and construction spending have exceeded expectations.

As of December 31, 2017, New York State’s general obligation (G.O.) bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

In New York City, Mayor Bill de Blasio and the City Council announced an $85.2 billion fiscal 2018 budget 3 weeks ahead of the July 1, 2017 deadline. It was later adjusted to $88 billion to include prepayments from the prior year. The spending plan included $1.2 billion for the general reserve, $4.2 billion in retiree health benefits, and $250 million for the capital stabilization reserve. The spending plan was 3.8% larger than the previous fiscal year’s, despite savings related to a partial hiring freeze and debt-service obligations.

In June 2017, the mayor announced New York Works, a 10-year job initiative to create 100,000 good-paying jobs through a $1 billion investment in targeted industries such as technology, cybersecurity, life sciences and health care, industrial and manufacturing, and the creative and cultural sectors.

Major construction for a new Moynihan Train Hall in the Farley Post Office building began in August 2017. A concourse linking the Farley building to Penn Station opened in June

2017. The $1.6 billion project is scheduled to be completed in 2020.

In order to better compete with Silicon Valley, a new technology-oriented graduate school called Cornell Tech opened in September 2017 on an island in the East River. The school is a collaboration between Cornell University and the Technion-Israel Institute of Technology. The City of New York provided $100 million in seed money plus development rights on city land.

In December 2017, New York and New Jersey reached a funding pact to pay for half of a new $13 billion rail tunnel under the Hudson River. To pay for their share, New Jersey will charge progressively steeper train fares during the next 30 years, while New York plans to finance $1.75 billion over 35 years through a federal rail loan program. The Port Authority of New York and New Jersey will also contribute to the project. The Obama administration had agreed to fund the other half of the cost, but President Trump hasn’t said whether he will honor that commitment.

As of December 31, 2017, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

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At the end of the reporting period, many of the Commonwealth’s residents were still without power and/or potable water in the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage.

Scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

The administration of Gov. Ricardo Rosselló Nevares repeatedly voiced concerns this reporting period about the Commonwealth’s weakening cash position. Nonetheless, an offer designed to provide immediate financial relief to PREPA (Puerto Rico’s electric utility authority) and help it qualify for matching funds from FEMA (the Federal Emergency Management Agency) was rejected. The offer – from a creditors’ group that included

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Oppenheimer Rochester – would have given PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). In addition, creditors would have had the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. “We sincerely believed our loan would have helped PREPA finance its recovery and rebuilding efforts as quickly as possible,” the bondholders’ financial advisor said at the time.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

As long-time investors know, the portfolio management team has worked for many years to reach negotiated settlements with various issuers in Puerto Rico. However, in May 2017, the federal oversight board commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. According to PROMESA, the government of Puerto Rico must develop a new fiscal plan that includes methods to access capital markets, develop and enact budgets and legislation that conform to the fiscal plan, and deliver audited financial results in a timely fashion in order to take advantage of certain of the law’s provisions.

In Title III, the unresolved issues among debtors and creditors proceed along separate tracks: mediation and litigation. Protracted litigation remains a very real possibility. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

While the filing of the Title III proceedings has temporarily halted litigation against some Puerto Rican issuers, Aurelius Capital, an investment firm, has challenged PROMESA itself, specifically the process by which Oversight Board members were appointed.

Debt payments on COFINA bonds, which are backed by the sales and use tax, were temporarily suspended in May by Judge Swain, pending the resolution of the proper application of funds among COFINA bondholders. In December 2017, the COFINA trustee reported that the bonds’ debt-service account held nearly $904 million, more than the bonds’ annual debt-service obligation.

Investors should note that several Puerto Rico issuers remained current in their payments during the year: PRASA (Puerto Rico’s aqueduct and sewer authority), the University of Puerto Rico, the Municipal Finance Agency, and the Children’s Trust, which is responsible

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for payments on the tobacco bonds backed by Puerto Rico’s share of the proceeds from the 1997 Master Settlement Agreement (MSA).

Despite the oversight board’s decisions about other Puerto Rico debt, PREPA and its forbearing bondholders, including Oppenheimer Rochester, continued to work during this reporting period to finalize a restructuring support agreement (RSA), the terms of which were agreed on in September 2015. On July 2, 2017, the oversight board voted against the RSA and commenced PREPA’s Title III proceeding; the next day, the utility failed to make its scheduled payments of principal and interest.

A consolidated budget was approved by the federal oversight board in late June 2017. It was created as a response to the governor’s proposed $9.56 billion general fund budget; that budget, released in May 2017, called for a 6.3% increase in spending but very limited money for debt service, inconsistent with the requirements of PROMESA.

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget and other documents under wraps.

In other news, the Commonwealth held a vote regarding statehood in June 2017. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted. In mid-August, the governor swore in a seven-member Puerto Rico Statehood Commission, a delegation that will seek to be seated in the U.S. Congress as the Commonwealth’s representatives.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.”

The work of the oversight board and Title III proceedings were temporarily halted in September while the government of Puerto Rico focused on its immediate needs in the aftermath of Hurricanes Irma and Maria. The board’s deadline for approving new fiscal plans has been extended into 2018 as it awaits revised reports. The deadline for providing information to the board was also extended into the New Year.

In the last 3 months of this reporting period, the oversight board, the Rosselló administration, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority. Representatives of the oversight board, the government and the bondholders also appeared at Congressional hearings during this time period.

In late December, Puerto Rico announced that it had found an additional $5 billion

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deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. At one point, the government said it would run out of money by December 1; on that date, however, it reported a cash position of $1.73 billion. Earlier in this reporting period, government officials reported a June 30, 2017 cash position that was $1.5 billion higher than Judge Swain had been told it would be. While the governor has complained about the “incorrect figures” that the oversight board used during the Congressional hearings, the government has yet to release audited financials for fiscal years 2015 through 2017.

Developments after December 31: Bondholders, government officials, and the federal oversight board continued to be at odds on a number of fronts: creditors raised concerns about the oversight board’s plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional; and the oversight board and creditors found the governor’s new fiscal plan to be lacking. The plan, which was released January 24, 2018, anticipates 4 years of budget gaps, assumes at least $35 billion in federal hurricane aid from FEMA, increases payroll and operating expenses while projecting a sizable decline in population, proposes to reduce the Sales and Use Tax on some transactions and to eliminate it entirely for commercial transactions, and fails to allocate any money to debt payments. In response to the oversight board’s request for a revised plan, the administration submitted a new draft budget with the disclaimer that “the Government has had to rely upon preliminary information and unaudited financials for 2015, 2016, and 2017 in addition to the inherent complexities resulting from a prolonged period of lack of financial transparency.”

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to Puerto Rico municipalities willing to pledge collateral.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.” In February, The New York Times reported on the termination of a $156 million contract between FEMA and an Atlanta-based company; the latter had agreed to deliver 30 million “self-heating” meals by October 23, 2017, but had only delivered 50,000 of the 18.5 million that had been expected by mid-October.

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FUND PERFORMANCE

Oppenheimer Rochester Limited Term New York Municipal Fund held more than 615 securities as of December 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 0.8 cents per share at the outset of this reporting period, was reduced to 0.75 cents per share beginning with the April 2017 payout, and to 0.7 cents per share beginning with the September 2017 payout. In all, the Fund distributed 8.95 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can at times cause it to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index; that was the case this reporting period. As noted earlier, the Fund had a highly competitive distribution yield at NAV and an attractive taxable equivalent yield. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

The six strongest sectors this reporting period were also the Fund’s six largest sectors. The marine/aviation facilities sector, the Fund’s second largest sector as of December 31, 2017, was the strongest performer this reporting period. Bonds in this sector are typically high-grade investments backed by valuable collateral, and the Fund’s holdings at the end of this reporting period included one bond issued in Puerto Rico and one issued in Guam. Other strong performers were the Fund’s largest sector (tobacco bonds) and its third-, sixth-, and ninth-largest sectors (highway/commuter facilities, higher education, and water utilities, respectively).

Research-based security selection continued to be a factor in the strong performance of these sectors. High-yielding tobacco bonds, which are backed by the proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted the Fund’s third strongest sector this reporting period. The highway/ commuter facilities sector was the Fund’s fourth strongest performer this reporting period. Bonds in this sector are used to build and maintain roadways and highway amenities. The Fund’s holdings in this sector include several securities issued in Puerto Rico and one in the U.S. Virgin Islands, some of which are insured. The investment-grade bonds we hold in the higher education sector, several of which were invested in Puerto Rico (two insured), have regularly provided

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high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest; the sector was the second strongest performer this reporting period. The water utilities sector was the sixth strongest this reporting period.

Seven sectors detracted from the Fund’s total return during the reporting period. Securities in the G.O. sector (the Fund’s fourth largest) and PREPA bonds, which are included in the electric utilities sector (the Fund’s fifth largest), were adversely affected by developments in Puerto Rico (as discussed above). Also detracting from the Fund’s performance were the sales tax revenue, sewer utilities, municipal leases, government appropriations, and energy equipment and services sectors, all of which include securities issued by the Commonwealth of Puerto Rico (some insured).

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned bonds and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Guam, Puerto Rico, and the U.S. Virgin Islands are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. The Fund may invest up to 15% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of December 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s

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holdings of these types of bonds is once again below 15% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	12.8%
Marine/Aviation Facilities	12.4
Highways/Commuter Facilities	10.6
General Obligation	9.8
Electric Utilities	7.4
Higher Education	6.3
Hospital/Healthcare	5.7
Special Tax	5.1
Water Utilities	3.6
U.S. Government Obligations	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	5.6%	2.0%	7.6%
AA	35.2	0.0	35.2
A	20.6	0.0	20.6
BBB	11.7	4.0	15.7
BB or lower	19.9	1.0	20.9
Total	93.0%	7.0%	100.0%

The percentages above are based on the market value of the securities as of December 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 12/31/17

	Without Sales Charge	With Sales Charge
Class A	3.04%	2.98%
Class B	2.03	N/A
Class C	2.07	N/A
Class Y	3.36	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/17

Class A	1.97%
Class B	1.25
Class C	1.27
Class Y	2.26

TAXABLE EQUIVALENT YIELDS

As of 12/31/17

Class A	3.84%
Class B	2.44
Class C	2.48
Class Y	4.41

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-3.51%	-0.57%	2.13%	4.25%
Class B (LTBBX)	5/1/97	-4.26	-1.35	1.61	3.29
Class C (LTNCX)	5/1/97	-4.27	-1.32	1.33	2.72
Class Y (LTBYX)	3/30/11	-3.28	-0.33	N/A	1.83

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-5.68%	-1.02%	1.90%	4.16%
Class B (LTBBX)	5/1/97	-8.00	-1.52	1.61	3.29
Class C (LTNCX)	5/1/97	-5.20	-1.32	1.33	2.72
Class Y (LTBYX)	3/30/11	-3.28	-0.33	N/A	1.83

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 5-Year (4-6) Index, which is the 4- to 6-year component of the Bloomberg Barclays Municipal Bond Index. The latter is an index of a broad range of investment-grade municipal bonds and a measure of the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.007 paid on December 29, 2017, which included the amounts that were set to be accrued on December 30 and 31, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on December 29, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution

17        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

yields for Class B, C, and Y are annualized based on dividends of $0.0047, $0.0047, and $0.0077, respectively, and on the corresponding net asset values on December 29, 2017; the dividends were paid on December 29, 2017 and included the amounts set to be accrued on December 30 and 31, 2017.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30 day-period ended December 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average 12-month distribution yield in Lipper’s Other States Short-Intermediate Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s interest and dividend payments for the trailing 12 months divided by the share price at NAV on December 31, 2017, plus any capital gains distributed over the same period. The calculation included 8 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2017, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

18        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

19        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2017	December 31, 2017	December 31, 2017
Class A	$ 1,000.00	$ 956.00	$ 4.94
Class B	1,000.00	952.20	8.70
Class C	1,000.00	952.10	8.70
Class Y	1,000.00	957.20	3.76

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.16	5.10
Class B	1,000.00	1,016.33	8.98
Class C	1,000.00	1,016.33	8.98
Class Y	1,000.00	1,021.37	3.88

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.76
Class C	1.76
Class Y	0.76

21        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS December 31, 2017

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
Municipal Bonds and Notes—105.1%
New York—79.9%
$40,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%	07/01/2021	01/20/2020	A	$40,000
1,500,000	Albany, NY Capital Resource Corp. (Albany Law School)[1]	5.000	07/01/2029	07/01/2027	B	1,731,525
1,520,000	Albany, NY Capital Resource Corp. (Albany Law School)[1]	5.000	07/01/2031	07/01/2027	B	1,740,202
475,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	07/01/2021	B	502,958
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2024	05/01/2024		470,200
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2025	05/01/2025		357,000
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2026	05/01/2026		359,802
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[1]	6.000	11/15/2025	11/15/2020	B	224,019
475,000	Albany, NY IDA (Brighter Choice Charter School for Girls)	4.500	04/01/2018	01/29/2018	B	476,406
160,000	Albany, NY IDA (H. Johnson Office Park)[1]	5.750	03/01/2018	03/01/2018		159,979
110,000	Brookhaven, NY IDA (Enecon Corp.)[1]	5.800	11/01/2018	11/01/2018		110,060
500,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2027	11/01/2026	B	597,795
1,000,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2028	11/01/2026	B	1,186,110
1,000,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2029	11/01/2026	B	1,177,570
650,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2030	11/01/2026	B	762,658
650,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2031	11/01/2026	B	758,816
940,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2018	07/15/2018		963,632
460,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2018	07/15/2018		470,741
970,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2019	07/15/2019		1,036,697
385,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2019	07/15/2019		409,829
1,750,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	4.000	07/15/2029	01/15/2027	B	1,929,795
1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.750	10/01/2026	04/01/2021	B	1,528,240
60,000	Buffalo, NY Fiscal Stability Authority[1]	4.500	09/01/2019	01/29/2018	B	60,126

22        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$1,140,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000%	08/01/2030	08/01/2027	B	$1,358,903
625,000	Build NYC Resource Corp. (Pratt Paper)[1,2]	3.750	01/01/2020	04/05/2019	A	636,081
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)	4.750	12/15/2026	12/15/2022	B	2,193,620
1,395,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2024	07/01/2022	B	1,592,086
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2025	07/01/2022	B	1,936,386
1,650,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2026	07/01/2022	B	1,863,279
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2028	07/01/2022	B	1,912,123
600,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2021	08/01/2021		665,352
500,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2022	08/01/2022		568,115
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	08/01/2022	B	1,083,590
285,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2018	05/01/2018		288,081
295,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2019	05/01/2019		306,927
315,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2020	05/01/2020		336,455
330,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2021	05/01/2021		359,040
345,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2022	05/01/2022		383,002
365,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2023	05/01/2023		411,990
380,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2024	05/01/2024		435,746
400,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2025	05/01/2025		461,932
415,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2026	05/01/2026		479,715

23        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$445,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000%	05/01/2027	05/01/2026	B	$511,198
465,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2028	05/01/2026	B	530,491
485,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2029	05/01/2026	B	549,495
20,000	Corning, NY GO1	4.000	12/01/2020	06/01/2018	B	20,210
10,000	Deerfield, NY GO1	5.500	06/15/2018	06/15/2018		10,094
15,000	Deerfield, NY GO1	5.500	06/15/2019	06/15/2018	B	15,103
15,000	Deerfield, NY GO1	5.500	06/15/2020	06/15/2018	B	15,184
2,810,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	08/03/2020	B	2,884,605
8,600,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2030	07/01/2026	B	10,171,220
990,000	East Rochester, NY Hsg. Authority (Perinton-Fairport)[1]	4.800	08/01/2019	01/29/2018	B	990,614
495,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500	08/01/2033	09/27/2027	A	491,906
85,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[1]	6.700	04/01/2021	01/29/2018	B	85,270
600,000	Erie County, NY Public Improvement District	5.000	04/01/2023	04/01/2022	B	678,894
525,000	Erie County, NY Public Improvement District	5.000	04/01/2024	04/01/2022	B	593,570
500,000	Erie County, NY Public Improvement District	5.000	04/01/2025	04/01/2022	B	562,685
700,000	Erie County, NY Public Improvement District	5.000	04/01/2026	04/01/2022	B	784,721
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2031	01/29/2018	B	29,624,773
195,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2018	06/01/2018		197,209
205,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2019	06/01/2019		213,423
125,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2020	12/08/2019	A	131,345
215,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2020	06/01/2020		229,057
220,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2021	06/01/2021		238,322

24        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$145,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000%	06/01/2022	12/07/2021	A	$157,186
235,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2022	06/01/2022		258,049
250,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2023	06/01/2023		277,830
255,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2024	06/01/2024		284,537
155,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2024	12/07/2023	A	170,568
270,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2025	06/01/2025		302,778
175,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2026	12/06/2025	A	193,669
100,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2027	06/01/2027		111,596
100,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2028	06/01/2027	B	110,668
320,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2031	06/01/2027	B	350,134
255,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[1]	5.000	06/01/2035	06/01/2027	B	274,413
145,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2018	06/01/2018		146,624
155,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2019	06/01/2019		162,034
160,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2020	06/01/2020		171,320
170,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2021	06/01/2021		185,557
180,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2022	06/01/2022		199,395

25        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$185,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000%	06/01/2023	06/01/2023		$207,670
195,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2024	06/01/2024		220,134
205,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[1]	5.000	06/01/2025	06/01/2025		232,642
270,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2023	06/01/2023		295,790
285,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2024	06/01/2024		314,341
835,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2027	06/01/2022	B	909,983
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[1]	5.000	09/01/2025	09/01/2022	B	568,815
10,000	Glen Falls, NY GO1	5.250	04/01/2018	04/01/2018		10,090
285,000	Gloversville, NY GO1	5.800	03/15/2018	03/15/2018		287,383
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2029	07/01/2027	B	233,374
170,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2030	07/01/2027	B	197,605
150,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2031	07/01/2027	B	173,686
275,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2032	07/01/2027	B	317,201
20,000	Hudson Falls, NY Central School District[1]	4.750	06/15/2019	06/15/2019		20,961
10,000,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2032	02/15/2027	B	12,026,600
19,945,000	L.I., NY Power Authority, Series A	5.000	09/01/2026	09/01/2022	B	22,613,840
250,000	L.I., NY Power Authority, Series A1	5.500	04/01/2024	04/01/2019	B	262,340
10,000,000	L.I., NY Power Authority, Series B	5.000	09/01/2027	09/01/2022	B	11,276,300
14,825,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	09/01/2022	B	16,688,947
6,635,000	L.I., NY Power Authority, Series B1	5.000	09/01/2034	09/01/2026	B	7,834,409
70,000	Livonia, NY GO1	5.000	06/15/2020	01/29/2018	B	70,143
75,000	Livonia, NY GO1	5.000	06/15/2021	01/29/2018	B	75,143
80,000	Livonia, NY GO1	5.000	06/15/2022	01/29/2018	B	80,141
85,000	Livonia, NY GO1	5.000	06/15/2023	01/29/2018	B	85,142
90,000	Livonia, NY GO1	5.000	06/15/2024	01/29/2018	B	90,141
75,000	Livonia, NY GO1	5.000	06/15/2025	01/29/2018	B	75,109
395,000	Lockport City, NY GO1	5.000	10/15/2018	10/15/2018		405,780
415,000	Lockport City, NY GO1	5.000	10/15/2019	10/15/2019		438,643
20,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)[1]	4.000	01/01/2018	01/01/2018		20,000
400,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2026	12/01/2022	B	450,152

26        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$345,000	Monroe County, NY IDA (Rochester General Hospital)	5.000%	12/01/2027	12/01/2022	B	$386,728
660,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2028	12/01/2022	B	738,118
155,000	Monroe County, NY IDA (Southview Towers)[1,2]	6.125	02/01/2020	01/13/2018	B	155,267
350,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[1]	5.000	07/01/2026	07/01/2025	B	416,017
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	10/01/2021	B	223,376
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2023	06/01/2022	B	694,741
4,760,000	Nassau County, NY GO1	5.000	04/01/2027	04/01/2024	B	5,634,079
3,160,000	Nassau County, NY GO1	5.000	04/01/2029	04/01/2026	B	3,765,930
2,100,000	Nassau County, NY GO1	5.000	01/01/2032	01/01/2026	B	2,458,386
300,000	Nassau County, NY IDA (ACDS)[1]	5.950	11/01/2022	09/11/2020	A	298,017
130,000	Nassau County, NY IDA (ACDS)[1]	6.000	12/01/2019	06/02/2019	A	129,230
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950	11/01/2022	09/16/2020	A	198,678
200,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950	11/01/2022	09/19/2020	A	198,678
500,000	Nassau County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2021	03/01/2020	B	535,185
500,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150	11/01/2022	09/17/2020	A	498,535
105,000	Nassau County, NY IDA (WORCA)[1]	6.000	12/01/2019	01/29/2018	B	105,096
10,000	Nassau County, NY IDA, Series C1	6.000	12/01/2019	01/29/2018	B	10,003
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000	07/01/2027	07/01/2022	B	6,346,854
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)	5.000	07/01/2027	07/01/2022	B	4,985,550
1,100,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000	07/01/2029	07/01/2025	B	1,253,802
6,000,000	New Rochelle, NY IDA (College of New Rochelle)	5.250	07/01/2027	04/07/2024	A	4,733,340
1,085,000	New Rochelle, NY IDA (College of New Rochelle)	5.500	07/01/2019	01/05/2019	A	933,350
385,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)	5.650	08/01/2020	01/29/2018	B	386,232
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.750	02/01/2032	01/29/2018	B	2,543,492
100,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750	06/01/2018	06/01/2018		99,860

27        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal					Effective
Amount		Coupon		Maturity	Maturity*		Value
New York (Continued)
$2,635,000	Niagara County, NY Tobacco Asset Securitization Corp. (TASC)[1]	4.000%		05/15/2029	01/29/2018	B	$2,655,737
750,000	Niagara Falls, NY GO1	5.000		05/15/2028	05/15/2026	B	891,990
850,000	Niagara Falls, NY GO1	5.000		05/15/2029	05/15/2026	B	1,004,581
320,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2026	05/01/2022	B	359,376
125,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	2.814	[3]	04/01/2024	01/02/2018	B	125,003
605,000	North Babylon, NY Volunteer Fire Company[1]	5.750		08/01/2022	01/29/2018	B	606,143
3,105,000	NY Counties Tobacco Trust I1	6.300		06/01/2019	01/29/2018	B	3,113,694
3,610,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	01/29/2018	B	3,611,841
3,295,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	01/29/2018	B	3,296,417
105,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	01/29/2018	B	105,361
135,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	01/29/2018	B	136,871
1,450,000	NY Counties Tobacco Trust III (TASC)[1]	6.000		06/01/2043	01/29/2018	B	1,452,044
15,000	NY Counties Tobacco Trust IV1	4.250		06/01/2021	01/14/2018	B	15,011
3,990,000	NY Counties Tobacco Trust IV (TASC)[1]	4.750		06/01/2026	01/14/2018	B	3,991,197
600,000	NY Counties Tobacco Trust VI1	5.625		06/01/2035	11/21/2023	A	664,404
2,095,000	NY Counties Tobacco Trust VI1	5.750		06/01/2043	12/07/2031	A	2,319,437
10,510,000	NY Counties Tobacco Trust VI1	6.000		06/01/2043	11/02/2026	A	11,710,767
40,000	NY Counties Tobacco Trust VI1	6.250		06/01/2025	02/18/2021	A	42,724
830,000	NY Counties Tobacco Trust VI1	6.450		06/01/2040	07/06/2031	A	959,430
8,040,000	NY Counties Tobacco Trust VI1	6.750		06/01/2035	05/24/2026	A	9,029,644
6,185,000	NY MTA (Green Bond)[1]	5.000		11/15/2033	11/15/2026	B	7,456,822
4,015,000	NY MTA, Series C1	5.000		11/15/2028	11/15/2022	B	4,602,957
9,985,000	NY MTA, Series C1	5.000		11/15/2028	11/15/2022	B	11,402,171
7,135,000	NY MTA, Series C1	5.000		11/15/2029	11/15/2022	B	8,119,202
2,865,000	NY MTA, Series C1	5.000		11/15/2029	11/15/2022	B	3,284,551
3,565,000	NY MTA, Series C1	5.000		11/15/2030	11/15/2022	B	4,056,756
1,435,000	NY MTA, Series C1	5.000		11/15/2030	11/15/2022	B	1,645,141
60,000	NY MTA, Series C1	6.250		11/15/2023	11/15/2018	B	62,545
240,000	NY MTA, Series C1	6.250		11/15/2023	11/15/2018	B	249,816
4,000,000	NY MTA, Series D1	5.000		11/01/2025	11/01/2022	B	4,603,240
23,000,000	NY MTA, Series D	5.000		11/15/2027	11/15/2019	B	24,388,280
20,000,000	NY MTA, Series D	5.000		11/15/2029	11/15/2022	B	22,758,800
5,000,000	NY MTA, Series D1	5.000		11/15/2031	11/15/2021	B	5,622,850
11,800,000	NY MTA, Series D-1	5.000		11/01/2026	11/01/2022	B	13,520,558
5,075,000	NY MTA, Series D-1	5.000		11/01/2028	11/01/2022	B	5,789,763
160,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2021	11/15/2018	B	164,998
2,540,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2029	11/15/2022	B	2,901,772

28        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000%	11/15/2030	11/15/2022	B	$1,708,410
10,195,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2031	05/15/2027	B	12,454,314
385,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	11/15/2018	B	397,332
615,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	11/15/2018	B	634,102
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2030	06/01/2027	B	5,854,750
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2031	06/01/2027	B	5,823,450
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2032	06/01/2027	B	5,796,750
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2033	06/01/2027	B	5,770,200
3,130,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2045	06/01/2027	B	3,147,059
85,000	NY Valley Health Devel. Corp.[1]	6.750	05/20/2022	01/29/2018	B	85,351
5,000	NYC GO1	5.000	06/01/2023	01/29/2018	B	5,014
22,970,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	26,380,126
18,760,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	21,545,110
28,685,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	32,927,677
26,090,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	29,948,841
19,505,000	NYC GO1	5.000	08/01/2028	08/01/2019	B	20,502,681
2,000,000	NYC GO1	5.000	08/01/2029	08/01/2022	B	2,258,380
5,000	NYC GO1	5.125	08/01/2022	01/29/2018	B	5,014
940,000	NYC GO1	5.250	04/01/2028	04/01/2019	B	982,441
23,950,000	NYC GO1	5.250	04/01/2028	04/01/2019	B	25,058,645
5,000	NYC GO1	5.500	02/15/2026	01/29/2018	B	5,015
10,000	NYC GO1	5.500	02/15/2026	01/29/2018	B	10,031
5,000	NYC GO1	5.500	06/01/2028	01/29/2018	B	5,015
10,000	NYC GO	5.500	11/15/2037	01/29/2018	B	10,032
5,000	NYC GO1	5.750	08/01/2018	01/29/2018	B	5,017
50,000	NYC GO	5.875	06/01/2019	01/29/2018	B	50,171
55,000	NYC GO	5.875	08/01/2019	01/29/2018	B	55,172
5,000	NYC GO	6.000	02/15/2024	01/29/2018	B	5,017
45,000	NYC GO1	7.750	08/15/2027	02/15/2018	B	45,340
1,850,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	B	1,955,986
4,725,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	B	4,995,695
1,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000	11/01/2030	05/01/2018	B	1,507,050
30,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2018	05/01/2018	B	30,316
260,000	NYC HDC (Multifamily Hsg.)[1]	5.200	11/01/2035	05/01/2018	B	261,193
4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2028	05/01/2018	B	4,817,347
800,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	05/01/2019	B	831,552
200,000	NYC HDC (Multifamily Hsg.)[1]	6.250	11/01/2023	11/01/2018	B	207,758
35,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	01/29/2018	B	35,073
37,400,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	02/15/2020	B	40,092,052
100,000	NYC Health & Hospital Corp. (Health System)[1]	5.500	02/15/2021	02/15/2018	B	100,495
100,000	NYC IDA (Center for Family Support)[1]	5.800	07/01/2023	10/05/2021	A	98,907

29        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$170,000	NYC IDA (Comprehensive Care Management)[1]	5.750%	08/01/2018	01/29/2018	B	$170,267
330,000	NYC IDA (Comprehensive Care Management)[1]	5.750	11/01/2018	01/29/2018	B	330,518
340,000	NYC IDA (Comprehensive Care Management)[1]	5.750	05/01/2019	01/29/2018	B	340,282
200,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	01/29/2018	B	200,060
50,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2018	11/01/2018		50,589
255,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2018	11/01/2018		258,004
3,875,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2025	01/29/2018	B	3,877,364
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	01/29/2018	B	5,866,173
30,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2031	01/29/2018	B	30,075
200,000	NYC IDA (Queens Baseball Stadium)[1]	6.125	01/01/2029	01/01/2019	B	209,136
4,085,000	NYC IDA (Queens Baseball Stadium)[1]	6.500	01/01/2046	01/01/2019	B	4,277,118
1,555,000	NYC IDA (Rosco, Inc.)	5.625	06/01/2022	07/15/2020	A	1,555,140
500,000	NYC IDA	5.000	07/01/2020	07/01/2020		534,430
250,000	NYC IDA	5.000	07/01/2021	07/01/2021		272,980
750,000	NYC IDA (Yankee Stadium)[1,5]	2.801	03/01/2019	03/01/2019		748,050
3,000,000	NYC IDA (Yankee Stadium)[1,5]	2.831	03/01/2020	03/01/2020		2,990,010
8,655,000	NYC IDA (Yankee Stadium)[1,5]	2.881	03/01/2022	03/01/2022		8,500,681
6,550,000	NYC IDA (Yankee Stadium)[1,5]	2.891	03/01/2023	03/01/2023		6,404,524
195,000	NYC IDA (Yankee Stadium)[1,5]	2.901	03/01/2024	03/01/2024		189,279
200,000	NYC IDA (Yankee Stadium)[1,5]	2.911	03/01/2025	03/01/2025		192,304
985,000	NYC IDA (Yankee Stadium)[1,5]	2.921	03/01/2026	03/01/2026		938,478
1,000,000	NYC IDA (Yankee Stadium)[1,5]	2.931	03/01/2027	03/01/2027		941,900
15,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2031	01/29/2018	B	15,102
20,420,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	03/01/2019	B	21,660,923
10,755,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	06/15/2021	B	11,870,724
20,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2030	06/15/2020	B	21,582,000
29,450,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	06/15/2021	B	32,463,618
1,245,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	B	1,269,028
370,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	B	377,141
410,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	B	417,913
150,000	NYC Transitional Finance Authority[1]	5.375	01/15/2030	01/15/2019	B	155,985

30        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$1,880,000	NYC Transitional Finance Authority (Building Aid)	5.000%	07/15/2027	07/15/2022	B	$2,142,523
5,250,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	01/15/2028	01/29/2018	B	5,264,017
9,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2028	07/15/2022	B	10,252,530
10,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2029	07/15/2022	B	11,345,000
11,325,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2030	07/15/2022	B	12,832,357
1,650,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2027	11/01/2021	B	1,841,169
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2032	05/01/2026	B	11,993,400
1,430,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2033	05/01/2026	B	1,709,093
10,500,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2034	02/01/2026	B	12,459,720
9,500,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2035	02/01/2026	B	11,250,090
3,085,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2037	05/01/2026	B	3,656,404
3,215,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	11/01/2018	B	3,313,733
1,390,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	02/01/2030	02/01/2021	B	1,536,895
50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[1]	5.250	12/01/2018	12/01/2018		51,722
2,500,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	06/23/2021	A	2,548,225
1,255,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2025	07/01/2022	B	1,432,306
500,000	NYS DA (Culinary Institute of America)	5.000	07/01/2028	07/01/2022	B	555,750
1,000,000	NYS DA (Health Center/BFCC/ USBFCC Obligated Group)[1]	5.000	11/15/2019	01/29/2018	B	1,002,690
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)[1]	5.000	07/01/2022	07/01/2020	B	163,038
1,110,000	NYS DA (Iona College)	5.000	07/01/2022	07/01/2022		1,226,284
1,000,000	NYS DA (Iona College)	5.000	07/01/2023	07/01/2022	B	1,100,740
1,000,000	NYS DA (Iona College)	5.000	07/01/2024	07/01/2022	B	1,095,840
1,000,000	NYS DA (Iona College)	5.000	07/01/2025	07/01/2022	B	1,094,070
1,000,000	NYS DA (Iona College)	5.000	07/01/2026	07/01/2022	B	1,092,300
1,000,000	NYS DA (Iona College)	5.000	07/01/2027	07/01/2022	B	1,091,420
1,550,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	4.625	12/01/2027	05/20/2024	A	1,556,386
30,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.125	07/01/2021	01/29/2018	B	30,004

31        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$50,000	NYS DA (Memorial Sloan- Kettering Cancer Center)[1]	5.000%	07/01/2026	07/01/2018	B	$50,951
430,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2018	02/15/2018		431,187
250,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2022	01/29/2018	B	250,680
100,000	NYS DA (Mental Health Services Facilities)[1]	6.250	02/15/2031	08/15/2018	B	103,085
1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2025	07/01/2019	B	1,157,576
840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2026	07/01/2019	B	878,699
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2027	07/01/2019	B	678,964
3,365,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2021	02/01/2018	B	3,372,235
320,000	NYS DA (Municipal Health Facilities)[1]	4.750	01/15/2029	01/29/2018	B	320,790
5,000,000	NYS DA (Municipal Health Facilities)[1]	5.000	01/15/2032	01/29/2018	B	5,012,700
100,000	NYS DA (NHlth/LIJMC/NSUH/ FrankHosp/SIUH/NSUHSFCEC&R/ HHA/Shosp/LHH/GCH/FHH/PlainH/ NHlthcare Obligated Group)[1]	5.500	05/01/2030	05/01/2019	B	105,237
8,475,000	NYS DA (North General Hospital)[1]	5.000	02/15/2025	01/29/2018	B	8,499,154
5,665,000	NYS DA (North General Hospital)[1]	5.750	02/15/2019	01/29/2018	B	5,679,956
3,750,000	NYS DA (North General Hospital)[1]	5.750	02/15/2020	01/29/2018	B	3,870,787
2,000,000	NYS DA (Orange Regional Medical Center)[1]	4.000	12/01/2020	12/01/2020		2,083,120
1,000,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2022	12/01/2022		1,107,530
2,800,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2023	12/01/2023		3,146,360
1,300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2025	12/01/2025		1,497,678
1,500,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2026	12/01/2026		1,730,490
1,300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2027	06/01/2027	B	1,502,540
17,000,000	NYS DA (Personal Income Tax)	5.000	12/15/2029	12/15/2022	B	19,530,280
4,105,000	NYS DA (Sales Tax)[1]	5.000	03/15/2031	09/15/2025	B	4,940,696
9,990,000	NYS DA (Sales Tax)[1]	5.000	03/15/2032	09/15/2026	B	12,123,065
250,000	NYS DA (School District Bond Financing Program), Series C1	5.000	10/01/2018	06/10/2018	A	253,917
1,025,000	NYS DA (School District Bond Financing Program), Series C1	5.000	10/01/2026	10/01/2022	B	1,155,072
400,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2027	10/01/2022	B	455,408

32        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$200,000	NYS DA (School District Bond Financing Program), Series F	5.000%	10/01/2028	10/01/2022	B	$227,218
1,690,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2026	10/01/2022	B	1,934,002
500,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2027	10/01/2022	B	570,965
400,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2028	10/01/2022	B	454,824
500,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2029	10/01/2022	B	567,315
1,675,000	NYS DA (School District Financing)	5.000	10/01/2025	10/01/2022	B	1,911,912
1,665,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	B	1,922,026
2,740,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	B	3,187,141
3,190,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	B	3,710,576
2,485,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	B	2,884,663
1,885,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	B	2,169,390
50,000	NYS DA (Special Act School Districts)[1]	5.750	07/01/2019	01/29/2018	B	50,160
2,460,000	NYS DA (Special Surgery Hospital)[1]	6.250	08/15/2034	08/15/2019	B	2,648,780
815,000	NYS DA (St. John’s University)	5.000	07/01/2027	07/01/2022	B	917,356
180,000	NYS DA (St. John’s University)	5.000	07/01/2028	07/01/2022	B	202,194
6,850,000	NYS DA (St. John’s University)	5.000	07/01/2030	07/01/2022	B	7,672,753
1,135,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	B	1,272,710
4,660,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	B	5,241,149
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2028	03/15/2022	B	11,271,300
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	02/15/2019	B	263,267
6,730,000	NYS DA (The New School)[1]	5.000	07/01/2023	04/07/2021	B	7,403,404
1,000,000	NYS DA (The New School)[1]	5.000	07/01/2029	01/01/2027	B	1,197,590
1,500,000	NYS DA (The New School)[1]	5.000	07/01/2030	01/01/2027	B	1,785,750
2,600,000	NYS DA (The New School)[1]	5.000	07/01/2031	01/01/2027	B	3,076,996
2,500,000	NYS DA (The New School)[1]	5.000	07/01/2032	01/01/2027	B	2,947,700
10,000	NYS DA (UCPHCA/Jawonio/FRC/ CPW/UCPANYS/UCP Obligated Group)[1]	4.250	07/01/2020	01/29/2018	B	10,020
30,000	NYS DA (United Cerebral Palsy Assoc. of NYC)[1]	5.750	07/01/2018	01/29/2018	B	30,028
4,780,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[1]	4.875	09/01/2027	10/25/2023	A	4,817,380
2,225,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)[1]	4.625	10/01/2027	01/30/2024	A	2,238,506
25,000	NYS DA (Upstate Community Colleges)[1]	6.000	07/01/2031	01/01/2019	B	26,127
40,000	NYS DA (White Plains Hospital)[1]	5.375	02/15/2043	01/29/2018	B	40,238

33        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$40,000	NYS DA (Yeshiva University)[1]	5.000%	09/01/2027	09/01/2019	B	$42,220
1,130,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	B	1,164,273
245,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	B	258,595
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.875	06/15/2020	01/29/2018	B	20,044
3,250,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2027	01/29/2018	B	3,255,362
380,000	NYS HFA (Division Street)[1]	5.000	02/15/2026	01/29/2018	B	380,631
545,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	01/29/2018	B	545,589
2,855,000	NYS HFA (Horizons at Wawayanda)[1]	5.350	06/01/2025	06/01/2018	B	2,905,676
20,000	NYS HFA (Loewn Devel. of Wappingers Falls)[1]	5.250	08/15/2019	01/29/2018	B	20,111
195,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2022	01/29/2018	B	195,402
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2024	01/29/2018	B	1,342,667
300,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2031	01/29/2018	B	300,681
1,145,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	01/29/2018	B	1,147,267
1,475,000	NYS HFA (Multifamily Hsg.)[1]	5.600	08/15/2033	01/29/2018	B	1,477,301
40,000	NYS HFA (Multifamily Hsg.)[1]	6.850	11/01/2019	01/29/2018	B	40,140
1,505,000	NYS HFA (Senior Devel. Hsg.)[1]	5.100	11/15/2023	01/29/2018	B	1,508,130
255,000	NYS HFA (Simeon Dewitt)	8.000	11/01/2018	01/29/2018	B	256,150
25,000	NYS HFA, Series A1	6.125	11/01/2020	01/29/2018	B	25,066
5,000,000	NYS Thruway Authority[1]	5.000	01/01/2025	01/29/2018	B	5,012,550
10,000,000	NYS Thruway Authority	5.000	01/01/2027	01/01/2022	B	11,232,100
15,000,000	NYS Thruway Authority	5.000	01/01/2029	01/01/2022	B	16,786,650
100,000	NYS Thruway Authority[1]	5.000	04/01/2029	04/01/2019	B	104,259
20,500,000	NYS Thruway Authority	5.000	01/01/2030	01/01/2022	B	22,916,540
80,000	NYS Thruway Authority Highway & Bridge Trust Fund[1]	5.000	04/01/2021	10/01/2018	B	82,112
4,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	4.000	07/01/2033	07/01/2024	B	4,176,760
1,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2030	07/01/2024	B	1,124,760
4,250,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2034	07/01/2024	B	4,721,708
4,175,000	NYS UDC, Series D1	5.625	01/01/2028	01/01/2019	B	4,345,632
600,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2028	05/01/2027	B	717,474
450,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2029	05/01/2027	B	534,011
835,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2030	05/01/2027	B	980,357

34        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$600,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000%	05/01/2032	05/01/2027	B	$695,922
465,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.000	07/01/2022	07/01/2022		519,159
490,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.000	07/01/2023	07/01/2022	B	545,512
515,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.000	07/01/2024	07/01/2022	B	576,223
540,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.000	07/01/2025	07/01/2022	B	592,715
1,000,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.500	12/01/2031	12/01/2021	B	1,129,410
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		482,517
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		723,776
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		785,801
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		522,073
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		840,460
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		554,813
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		900,586
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		592,932
1,570,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)[1]	5.375	12/01/2021	01/29/2018	B	1,574,427
650,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2022	10/01/2022		688,454
700,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2023	10/01/2023		745,549
660,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000	10/01/2024	10/01/2024		705,883
4,750,000	Oyster Bay, NY GO	2.500	06/01/2018	06/01/2018		4,752,945
2,000,000	Oyster Bay, NY GO	3.500	02/02/2018	02/02/2018		2,002,180
5,100,000	Oyster Bay, NY GO1	3.500	06/01/2018	06/01/2018		5,123,103
44,875,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	01/29/2018	B	47,004,319
46,510,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	01/29/2018	B	48,717,365
39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	01/29/2018	B	41,821,584

35        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500%	12/01/2028	01/29/2018	B	$2,609,594
10,905,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	01/29/2018	B	11,355,049
1,000,000	Port Authority NY/NJ, 151st Series[1]	5.250	09/15/2023	03/15/2018	B	1,007,820
2,100,000	Port Authority NY/NJ, 151st Series[1]	6.000	09/15/2028	03/15/2018	B	2,119,677
250,000	Port Authority NY/NJ, 152nd Series[1]	5.000	11/01/2023	05/01/2018	B	252,918
11,070,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	05/01/2018	B	11,213,689
7,005,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2025	04/01/2022	B	7,874,110
10,000,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2028	04/01/2022	B	11,124,100
13,075,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2030	04/01/2022	B	14,483,178
12,500,000	Port Authority NY/NJ, 185th Series[1]	5.000	09/01/2026	09/01/2024	B	14,615,000
3,775,000	Port Authority NY/NJ, 186th Series[1]	5.000	10/15/2031	10/15/2024	B	4,375,678
960,000	Poughkeepsie, NY City School District[1]	4.375	05/01/2024	01/29/2018	B	962,093
435,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	5.900	08/01/2020	01/29/2018	B	436,266
20,000	Rensselaer County, NY IDA (Franciscan Heights)	4.500	12/01/2019	01/29/2018	B	20,044
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375	12/01/2025	01/29/2018	B	1,203,720
575,000	Rockland County, NY GO	5.000	12/15/2019	12/15/2019		608,275
575,000	Rockland County, NY GO	5.000	12/15/2020	12/15/2020		618,689
600,000	Rockland County, NY GO	5.000	12/15/2022	12/15/2022		668,538
135,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	01/29/2018	B	138,322
195,000	Saratoga County, NY Capital Resource Corp. (Skidmore College)[1]	5.000	07/01/2024	07/01/2024		230,201
385,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2021	01/29/2018	B	386,024
405,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2022	01/29/2018	B	406,073
300,000	Spring Valley, NY GO1	5.000	05/01/2020	01/29/2018	B	300,792
310,000	Spring Valley, NY GO1	5.000	05/01/2021	01/29/2018	B	310,791
325,000	Spring Valley, NY GO1	5.000	05/01/2022	01/29/2018	B	325,803
335,000	Spring Valley, NY GO1	5.000	05/01/2023	01/29/2018	B	335,804
350,000	Spring Valley, NY GO1	5.000	05/01/2024	01/29/2018	B	350,812
365,000	Spring Valley, NY GO1	5.000	05/01/2025	01/29/2018	B	365,847
1,050,000	St. Lawrence County, NY IDA (Clarkson University)	5.250	09/01/2033	03/01/2022	B	1,164,282

36        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
New York (Continued)
$300,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000%	07/01/2024	01/01/2023	B	$342,576
920,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2025	01/01/2023	B	1,044,476
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2027	01/01/2023	B	1,508,673
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2028	07/01/2026	B	359,616
785,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2030	07/01/2026	B	931,057
450,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2031	07/01/2026	B	531,090
375,000	Suffern, NY GO1	5.000	03/15/2021	03/15/2021		404,846
395,000	Suffern, NY GO1	5.000	03/15/2022	03/15/2021	B	423,408
310,000	Suffern, NY GO1	5.000	03/15/2023	03/15/2021	B	330,823
475,000	Suffern, NY GO1	5.000	03/15/2026	03/15/2021	B	500,935
400,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750	06/01/2027	03/15/2022	B	408,328
200,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	12/03/2019	A	198,418
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	11/28/2019	A	297,627
300,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	01/29/2018	B	303,204
295,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	10/20/2019	A	292,475
295,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	01/29/2018	B	295,047
424,666	Suffolk County, NY IDA (Dowling College)	4.750	06/01/2026	07/04/2024	A	411,926
2,330,000	Suffolk County, NY IDA (Dowling College)[6]	6.700	12/01/2020	12/16/2019	A	582,500
300,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	10/15/2019	A	298,101
1,060,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1,2]	5.500	01/01/2023	01/25/2018	B	1,060,466
200,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000	10/01/2020	10/17/2019	A	199,956
100,000	Suffolk County, NY IDA (WORCA)[1]	6.000	10/01/2020	04/01/2018	B	100,361
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2021	06/01/2021		1,268,088
5,110,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850	11/01/2031	11/23/2026	A	4,959,357
1,395,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850	11/01/2031	11/18/2026	A	1,353,875
2,115,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850	11/01/2031	11/20/2026	A	2,052,650

37        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal					Effective
Amount		Coupon		Maturity	Maturity*		Value
New York (Continued)
$15,085,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850%		11/01/2031	11/24/2026	A	$14,640,294
2,165,000	Sullivan County, NY Infrastructure (Adelaar)[1]	4.850		11/01/2031	11/23/2026	A	2,101,176
75,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2020	03/01/2018	B	75,485
30,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2021	03/01/2018	B	30,194
100,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2023	03/01/2018	B	100,647
260,000	Syracuse, NY IDA (Carousel Center)	4.892	[7]	01/01/2018	01/01/2018		259,938
2,205,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2028	01/01/2026	B	2,545,187
12,235,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2029	01/01/2026	B	14,065,968
2,350,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2031	01/01/2026	B	2,671,151
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2031	09/01/2021	B	1,095,730
170,000	Ulster County, NY Res Rec[1]	5.000		03/01/2018	01/29/2018	B	170,459
10,000	Westhampton Beach, NY Union Free School District[1]	4.625		03/01/2027	01/29/2018	B	10,024
65,000	White Plains, NY HDC (Battle Hill)[1]	6.650		02/01/2025	11/27/2021	A	71,055
2,000,000	Yonkers, NY GO1	5.000		10/01/2023	10/01/2021	B	2,237,620
1,000,000	Yonkers, NY GO1	5.000		10/01/2024	10/01/2021	B	1,118,810
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)[1]	5.000		04/01/2025	01/29/2018	B	1,458,754
4,830,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	5.750		06/01/2024	06/01/2019	B	5,107,097

							1,417,774,836

Other Territory—0.0%
480,454	Public Hsg. Capital Fund Multi- State Revenue Trust I1	4.500		07/01/2022	11/15/2019	B	482,227

U.S. Possessions—25.2%
1,500,000	Guam Education Financing Foundation COP[1]	3.000		10/01/2018	10/01/2018		1,510,530
1,605,000	Guam Education Financing Foundation COP[1]	5.000		10/01/2019	10/01/2019		1,677,145
1,435,000	Guam Government Business Privilege	5.000		01/01/2027	01/01/2022	B	1,543,170
3,255,000	Guam Government Business Privilege	5.000		01/01/2028	01/01/2022	B	3,493,266
1,000,000	Guam Government Limited Obligation[1]	5.500		12/01/2019	12/01/2019		1,072,510
12,155,000	Guam International Airport Authority	6.000		10/01/2023	08/01/2018	B	12,443,317
900,000	Guam Power Authority, Series A	5.000		10/01/2019	10/01/2019		946,350
1,350,000	Guam Power Authority, Series A	5.000		10/01/2020	10/01/2020		1,453,828
1,350,000	Guam Power Authority, Series A	5.000		10/01/2021	10/01/2021		1,484,595

38        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
U.S. Possessions (Continued)
$3,185,000	Guam Power Authority, Series A	5.000%	10/01/2025	10/01/2022	B	$3,563,251
2,690,000	Guam Power Authority, Series A	5.000	10/01/2026	10/01/2022	B	3,001,771
4,000,000	Guam Power Authority, Series A	5.000	10/01/2030	10/01/2022	B	4,433,280
15,250,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2024	07/01/2024		9,435,937
93,900,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	03/17/2021	A	90,276,399
49,885,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	07/19/2027	A	47,186,221
12,600,000	Puerto Rico Commonwealth GO, AGC[5]	3.180	07/01/2018	07/01/2018		12,615,750
4,400,000	Puerto Rico Commonwealth GO, AGC[5]	3.200	07/01/2019	07/01/2019		4,396,216
6,155,000	Puerto Rico Commonwealth GO, AGC[5]	3.220	07/01/2020	07/01/2020		6,113,269
400,000	Puerto Rico Commonwealth GO, FGIC[5,8]	3.220	07/01/2021	07/01/2021		280,920
165,000	Puerto Rico Commonwealth GO9	5.000	07/01/2024	07/01/2024		37,537
25,000	Puerto Rico Commonwealth GO9	5.000	07/01/2028	12/14/2026	A	5,687
1,895,000	Puerto Rico Commonwealth GO9	5.125	07/01/2031	01/10/2031	A	431,112
500,000	Puerto Rico Commonwealth GO, AGC[1]	5.250	07/01/2020	01/29/2018	B	505,035
2,430,000	Puerto Rico Commonwealth GO9	5.250	07/01/2021	07/01/2021		552,825
4,795,000	Puerto Rico Commonwealth GO9	5.250	07/01/2022	07/01/2022		1,090,862
2,715,000	Puerto Rico Commonwealth GO9	5.250	07/01/2022	07/01/2022		617,662
4,575,000	Puerto Rico Commonwealth GO9	5.250	07/01/2023	07/01/2023		1,040,812
14,850,000	Puerto Rico Commonwealth GO9	5.250	07/01/2024	07/01/2024		3,378,375
16,785,000	Puerto Rico Commonwealth GO9	5.250	07/01/2025	07/01/2025		3,818,587
15,000	Puerto Rico Commonwealth GO9	5.250	07/01/2029	07/01/2029		3,412
6,750,000	Puerto Rico Commonwealth GO9	5.250	07/01/2032	07/01/2032		1,535,625
1,400,000	Puerto Rico Commonwealth GO9	5.375	07/01/2030	07/01/2030		318,500
1,950,000	Puerto Rico Commonwealth GO, NPFGC[1]	5.500	07/01/2019	07/01/2019		1,979,425
440,000	Puerto Rico Commonwealth GO, NPFGC[1]	5.500	07/01/2020	07/01/2020		448,721
13,100,000	Puerto Rico Commonwealth GO9	5.500	07/01/2023	07/01/2023		2,980,250
240,000	Puerto Rico Commonwealth GO9	5.500	07/01/2026	07/01/2026		54,600
10,000,000	Puerto Rico Commonwealth GO9	6.000	07/01/2029	07/01/2029		2,275,000
600,000	Puerto Rico Commonwealth GO9	6.000	07/01/2038	08/12/2036	A	136,500
150,000	Puerto Rico Convention Center Authority, FGIC[8]	5.000	07/01/2023	07/01/2023		100,875
2,001,657	Puerto Rico Electric Power Authority[9]	10.000	07/01/2019	07/01/2019		653,041
2,001,656	Puerto Rico Electric Power Authority[9]	10.000	07/01/2019	07/01/2019		653,040
1,501,242	Puerto Rico Electric Power Authority[9]	10.000	01/01/2021	01/01/2021		489,780
1,501,243	Puerto Rico Electric Power Authority[9]	10.000	07/01/2021	07/01/2021		489,781

39        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
U.S. Possessions (Continued)
$500,414	Puerto Rico Electric Power Authority[9]	10.000%	01/01/2022	01/01/2022		$163,260
500,414	Puerto Rico Electric Power Authority[9]	10.000	07/01/2022	07/01/2022		163,260
28,360,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2022	07/01/2022		9,394,250
10,920,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2023	07/01/2023		3,617,250
11,490,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2024	07/01/2024		3,806,063
11,595,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2025	07/01/2025		3,840,844
24,000,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2027	07/01/2027		7,950,000
20,000,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	07/01/2028		6,625,000
4,905,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250	07/01/2028	07/01/2028		1,624,781
100,000	Puerto Rico Electric Power Authority, Series DDD[9]	5.000	07/01/2022	07/01/2022		33,125
500,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2024	07/01/2024		486,525
285,000	Puerto Rico Electric Power Authority, Series RR, NPFGC[1]	5.000	07/01/2021	07/01/2021		285,009
50,000	Puerto Rico Electric Power Authority, Series RR, NPFGC[1]	5.000	07/01/2022	07/01/2022		49,803
280,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	07/01/2024		272,454
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC[1]	5.000	07/01/2022	07/01/2022		99,606
830,000	Puerto Rico Electric Power Authority, Series SS, NPFGC[1]	5.000	07/01/2023	07/01/2023		818,297
12,500,000	Puerto Rico Electric Power Authority, Series WW9	5.250	07/01/2025	07/01/2025		4,140,625
10,040,000	Puerto Rico Electric Power Authority, Series ZZ9	5.000	07/01/2018	07/01/2018		3,325,750
5,000,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2018	07/01/2018		1,656,250
500,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2026	07/01/2026		165,625
85,000	Puerto Rico HFA[1]	5.000	12/01/2020	01/29/2018	B	88,482
5,400,000	Puerto Rico Highway & Transportation Authority, AMBAC[5]	3.353	07/01/2028	07/01/2028		4,198,500
50,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2018	07/01/2018		50,304
90,000	Puerto Rico Highway & Transportation Authority[9]	5.000	07/01/2022	07/01/2022		2,250
135,000	Puerto Rico Highway & Transportation Authority[9]	5.000	07/01/2023	07/01/2023		3,375

40        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
U.S. Possessions (Continued)
$160,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.000%	07/01/2025	07/01/2025		$108,000
835,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000	07/01/2027	01/29/2018	B	836,628
50,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2028	02/20/2026	A	45,786
90,000	Puerto Rico Highway & Transportation Authority[9]	5.000	07/01/2028	08/06/2026	A	2,250
425,000	Puerto Rico Highway & Transportation Authority[9]	5.000	07/01/2028	02/20/2026	A	10,625
75,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.250	07/01/2017	07/01/2017		50,438
2,900,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.250	07/01/2018	07/01/2018		1,957,500
425,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750	07/01/2019	01/29/2018	B	431,651
25,000	Puerto Rico Highway & Transportation Authority[9]	5.750	07/01/2019	07/01/2019		625
230,000	Puerto Rico Highway & Transportation Authority[9]	5.750	07/01/2020	07/01/2020		5,750
5,060,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.750	07/01/2021	07/01/2021		3,415,500
7,995,000	Puerto Rico Highway & Transportation Authority[9]	5.750	07/01/2022	07/01/2022		199,875
7,000,000	Puerto Rico Highway & Transportation Authority[9]	5.750	07/01/2024	07/01/2024		1,330,000
400,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[8]	5.250	07/01/2019	07/01/2019		270,000
100,000	Puerto Rico Highway & Transportation Authority, Series I, FGIC[8]	5.000	07/01/2023	07/01/2023		67,500
4,355,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2021	07/01/2021		827,450
11,000,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2022	07/01/2022		2,090,000
12,275,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2023	07/01/2023		2,332,250
12,760,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2024	07/01/2024		2,424,400
14,545,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2025	07/01/2025		2,763,550
16,725,000	Puerto Rico Highway & Transportation Authority, Series K9	5.000	07/01/2026	07/01/2026		3,177,750
780,000	Puerto Rico Infrastructure[9]	5.000	07/01/2019	07/01/2019		33,150
2,460,000	Puerto Rico Infrastructure[9]	6.000	12/15/2026	12/15/2026		1,236,150
885,000	Puerto Rico Infrastructure (Mepsi Campus)[9]	6.250	10/01/2024	01/01/2022	A	444,713

41        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value
U.S. Possessions (Continued)
$4,250,000	Puerto Rico Infrastructure Financing Authority, FGIC[8]	5.500%	07/01/2023	07/01/2023		$2,836,875
1,155,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2018	04/01/2018		1,161,549
1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		1,175,194
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		656,500
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		654,934
22,900,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	A	18,491,750
500,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		518,430
1,970,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700	05/01/2024	08/03/2021	A	1,758,225
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	10/01/2021		318,006
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2022	10/01/2022		354,485
355,000	Puerto Rico ITEMECF (University Plaza), NPFGC[1]	5.625	07/01/2018	07/01/2018		358,841
1,875,000	Puerto Rico ITEMECF (University Plaza), NPFGC[1]	5.625	07/01/2019	07/01/2018	B	1,890,281
20,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	4.750	08/01/2022	01/29/2018	B	20,058
500,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2027	01/29/2018	B	500,975
70,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2021	01/29/2018	B	70,703
9,400,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2023	08/01/2023		4,629,500
10,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2024	08/01/2024		4,925,000
10,245,000	Puerto Rico Municipal Finance Agency, Series C, AGC[1]	5.250	08/01/2018	08/01/2018		10,400,622
275,000	Puerto Rico Public Buildings Authority[9]	5.125	07/01/2024	01/05/2024	A	63,250
14,280,000	Puerto Rico Public Buildings Authority[9]	5.250	07/01/2029	03/02/2028	A	3,284,400
2,060,000	Puerto Rico Public Buildings Authority[9]	5.500	07/01/2021	07/01/2021		473,800
2,425,000	Puerto Rico Public Buildings Authority[9]	5.500	07/01/2024	07/01/2024		557,750
3,255,000	Puerto Rico Public Buildings Authority[9]	5.500	07/01/2025	07/01/2025		748,650
10,000,000	Puerto Rico Public Buildings Authority[9]	5.500	07/01/2026	07/01/2026		2,300,000

42        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal					Effective
Amount		Coupon		Maturity	Maturity*		Value
U.S. Possessions (Continued)
$50,000	Puerto Rico Public Buildings Authority[9]	5.750%		07/01/2017	07/01/2017		$11,375
3,490,000	Puerto Rico Public Buildings Authority[9]	5.750		07/01/2022	07/01/2022		802,700
3,020,000	Puerto Rico Public Buildings Authority[9]	6.000		07/01/2020	07/01/2020		694,600
1,270,000	Puerto Rico Public Buildings Authority[9]	6.250		07/01/2023	07/01/2023		292,100
50,000	Puerto Rico Public Buildings Authority[9]	6.250		07/01/2026	07/01/2026		11,500
5,000,000	Puerto Rico Public Buildings Authority[9]	7.000		07/01/2021	07/01/2021		1,150,000
1,400,000	Puerto Rico Public Buildings Authority[9]	10.000		07/01/2034	07/01/2034		322,000
1,250,000	Puerto Rico Public Buildings Authority, AMBAC	10.000	[3]	07/01/2035	01/29/2018	B	1,314,675
205,030,000	Puerto Rico Public Finance Corp., Series A9	6.500		08/01/2028	12/12/2027	A	4,613,175
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A9	5.625		08/01/2030	08/01/2030		1,700,000
73,575,000	Puerto Rico Sales Tax Financing Corp., Series A9	6.125		08/01/2029	08/01/2029		7,357,500
9,960,000	Puerto Rico Sales Tax Financing Corp., Series C9	5.250		08/01/2041	04/19/2041	A	996,000
4,080,000	University of Puerto Rico	5.000		06/01/2025	06/01/2025		2,570,400
2,750,000	University of Puerto Rico	5.000		06/01/2026	06/01/2026		1,732,500
7,470,000	University of Puerto Rico, Series P	5.000		06/01/2021	06/01/2021		4,706,100
8,500,000	University of Puerto Rico, Series P	5.000		06/01/2022	06/01/2022		5,355,000
3,725,000	University of Puerto Rico, Series P	5.000		06/01/2024	06/01/2024		2,346,750
5,645,000	University of Puerto Rico, Series P	5.000		06/01/2030	12/23/2028	A	3,556,350
4,930,000	University of Puerto Rico, Series Q	5.000		06/01/2018	06/01/2018		3,598,900
2,490,000	University of Puerto Rico, Series Q	5.000		06/01/2019	06/01/2019		1,593,600
3,515,000	University of Puerto Rico, Series Q	5.000		06/01/2021	06/01/2021		2,214,450
8,410,000	University of Puerto Rico, Series Q	5.000		06/01/2023	06/01/2023		5,298,300
100,000	University of Puerto Rico, Series Q	5.000		06/01/2024	06/01/2024		63,000
300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	12/22/2028	A	189,000
1,500,000	V.I. Public Finance Authority[1]	5.000		09/01/2033	09/01/2025	B	1,625,850
1,425,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	4.000		10/01/2022	08/03/2019	A	1,446,632
4,000,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	4.000		10/01/2022	08/03/2019	A	1,865,000
3,380,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2023	01/29/2018	B	3,388,382
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2024	01/29/2018	B	852,117

43        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*		Value

U.S. Possessions (Continued)

$3,760,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000%	10/01/2025	01/29/2018	B	$3,769,362

1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	01/29/2018	B	1,719,270

50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2027	01/29/2018	B	50,125

280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2028	01/29/2018	B	280,703

1,125,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2018	10/01/2018		1,025,156

6,090,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2019	10/01/2019		4,400,025

1,660,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2020	10/14/2019	A	1,207,650

1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2027	11/18/2025	A	941,250

620,000	V.I. Public Finance Authority (Matching Fund Loan Note)	6.750	10/01/2037	08/08/2034	A	339,450

1,100,000	V.I. Public Finance Authority, Series A	5.000	10/01/2018	10/01/2018		1,002,375

9,285,000	V.I. Public Finance Authority, Series A	5.000	10/01/2024	11/07/2022	A	4,155,038

20,000	V.I. Public Finance Authority, Series C	5.000	10/01/2022	09/22/2021	A	12,150

1,110,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	01/29/2018	B	1,112,031

100,000	V.I. Water & Power Authority	4.500	07/01/2020	01/29/2018	B	100,125

125,000	V.I. Water & Power Authority	4.500	07/01/2028	01/29/2018	B	125,051

225,000	V.I. Water & Power Authority	5.000	07/01/2018	01/29/2018	B	225,412

125,000	V.I. Water & Power Authority	5.000	07/01/2019	01/29/2018	B	125,218

						447,855,123

Total Municipal Bonds and Notes (Cost $2,440,910,634)						1,866,112,186

Shares

Common Stock—0.3%

2,137	CMS Liquidating Trust[10,11,12] (Cost $6,838,400)					6,197,300

Principal Amount		Coupon	Maturity

Corporate Bond and Note—0.1%

$1,395,000	Dowling College, NY, Series 2015 Taxable Revenue Bond[12] (Cost $1,395,000)	7.500%	06/15/2018			1,345,061

44        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Value

Total Investments, at Value (Cost $2,449,144,034)—105.5%	$1,873,654,547

Net Other Assets (Liabilities)—(5.5)	(98,408,309)

Net Assets—100.0%	$1,775,246,238

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

B. Optional call date; corresponds to the most conservative yield calculation.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. Non-income producing security.

11. Received as a result of a corporate action.

12. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:
ACDS	Assoc. for Children with Down Syndrome
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
AMBAC	AMBAC Indemnity Corp.
ARC	Assoc. of Retarded Citizens
BFCC	Brookdale Family Care Center
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FrankHosp	Franklin Hospital
FRC	Franziska Racker Centers
GCH	Glen Cove Hospital

45        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UCP	United Creative Program
UCPANYS	United Cerebral Palsy Association of New York State
UCPHCA	United Cerebral Palsy Assoc. and Handicapped Children’s Assoc.
UDC	Urban Development Corporation
USBFCC	Urban Strategies Brookdale Family Care Center
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value (cost $2,449,144,034)—see accompanying statement of investments	$1,873,654,547

Cash	7,246,985

Receivables and other assets:
Interest	21,364,997
Investments sold (including $5,764,357 sold on a when-issued or delayed delivery basis)	8,657,909
Shares of beneficial interest sold	2,837,798
Other	571,995

Total assets	1,914,334,231

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	71,300,000
Payable for short-term floating rate notes issued (See Note 4)	48,250,000
Shares of beneficial interest redeemed	17,621,989
Dividends	671,038
Trustees’ compensation	538,742
Distribution and service plan fees	359,694
Interest expense on borrowings	57,460
Shareholder communications	12,827
Other	276,243

Total liabilities	139,087,993

Net Assets	$1,775,246,238

Composition of Net Assets
Paid-in capital	$2,392,663,343

Accumulated net investment income	10,972,294

Accumulated net realized loss on investments	(52,899,912)

Net unrealized depreciation on investments	(575,489,487)

Net Assets	$1,775,246,238

47        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,198,772,034 and 434,684,393 shares of beneficial interest outstanding)	$2.76
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$2.82

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,222,419 and 444,201 shares of beneficial interest outstanding)	$2.75

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $432,705,547 and 157,814,829 shares of beneficial interest outstanding)	$2.74

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $142,546,238 and 51,687,266 shares of beneficial interest outstanding)	$2.76

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Interest	$85,538,962

Expenses
Management fees	9,147,220

Distribution and service plan fees:
Class A	3,643,586
Class B	25,211
Class C	5,745,006

Transfer and shareholder servicing agent fees:
Class A	1,487,795
Class B	2,523
Class C	574,905
Class Y	184,475

Shareholder communications:
Class A	23,540
Class B	182
Class C	13,659
Class Y	4,543

Borrowing fees	2,098,079

Legal, auditing and other professional fees	1,190,156

Interest expense on borrowings	647,162

Interest expense and fees on short-term floating rate notes issued (See Note 4)	418,292

Trustees’ compensation	31,000

Custodian fees and expenses	16,192

Other	95,390

Total expenses	25,348,916

Net Investment Income	60,190,046

Realized and Unrealized Loss
Net realized loss	(9,393,146)

Net change in unrealized appreciation/depreciation on investment transactions	(127,449,903)

Net Decrease in Net Assets Resulting from Operations	$(76,653,003)

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016

Operations
Net investment income	$60,190,046	$82,425,894

Net realized loss	(9,393,146)	(16,086,160)

Net change in unrealized appreciation/depreciation	(127,449,903)	(28,791,353)

Net increase (decrease) in net assets resulting from operations	(76,653,003)	37,548,381

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(46,007,163)	(64,088,665)
Class B	(60,378)	(184,429)
Class C	(13,637,084)	(21,687,143)
Class Y	(6,121,027)	(6,181,089)

	(65,825,652)	(92,141,326)

Beneficial Interest Transactions
Net (decrease) in net assets resulting from beneficial interest transactions:
Class A	(319,497,412)	(205,692,458)
Class B	(2,618,725)	(4,900,764)
Class C	(202,922,887)	(102,336,109)
Class Y	(11,341,296)	15,916,761

	(536,380,320)	(297,012,570)

Net Assets
Total decrease	(678,858,975)	(351,605,515)

Beginning of period	2,454,105,213	2,805,710,728

End of period (including accumulated net investment income of $10,972,294 and $14,404,861, respectively)	$1,775,246,238	$2,454,105,213

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2017

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(76,653,003)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(199,871,042)
Proceeds from disposition of investment securities	702,086,312
Short-term investment securities, net	(1,231,939)
Premium amortization	22,491,211
Discount accretion	(2,510,110)
Net realized loss on investment transactions	9,393,146
Net change in unrealized appreciation/depreciation on investment transactions	127,449,903
Change in assets:
Increase in other assets	(4,426)
Decrease in interest receivable	10,158,331
Decrease in receivable for securities sold	19,012,469
Change in liabilities:
Decrease in other liabilities	(134,036)
Decrease in payable for securities purchased	(8,620,000)

Net cash provided by operating activities	601,566,816

Cash Flows from Financing Activities
Proceeds from borrowings	591,700,000
Payments on borrowings	(589,900,000)
Proceeds from shares sold	282,298,728
Payments on shares redeemed	(868,610,772)
Cash distributions paid	(10,605,006)

Net cash used in financing activities	(595,117,050)

Net increase in cash	6,449,766

Cash, beginning balance	797,219

Cash, ending balance	$7,246,985

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $55,550,632.
Cash paid for interest on borrowings—$625,712.
Cash paid for interest on short-term floating rate notes issued—$418,292.

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$2.95	$3.01	$3.16	$3.06	$3.39

Income (loss) from investment operations:
Net investment income[1]	0.08	0.10	0.12	0.13	0.12
Net realized and unrealized gain (loss)	(0.18)	(0.05)	(0.15)	0.09	(0.34)

Total from investment operations	(0.10)	0.05	(0.03)	0.22	(0.22)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.11)	(0.12)	(0.12)	(0.11)

Net asset value, end of period	$2.76	$2.95	$3.01	$3.16	$3.06

Total Return, at Net Asset Value[2]	(3.51)%	1.64%	(1.02)%	7.16%	(6.55)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,198,772	$1,613,157	$1,854,409	$2,345,120	$2,781,283

Average net assets (in thousands)	$1,486,082	$1,753,650	$2,155,732	$2,569,176	$3,525,801

Ratios to average net assets:[3]
Net investment income	2.85%	3.29%	3.73%	4.10%	3.56%
Expenses excluding specific expenses listed below	0.82%	0.88%	0.78%	0.75%	0.76%
Interest and fees from borrowings	0.12%	0.08%	0.05%	0.06%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.02%	0.02%	0.01%

Total expenses	0.96%	0.98%	0.85%	0.83%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.98%	0.85%	0.83%	0.81%

Portfolio turnover rate	9%	21%	9%	4%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class B	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$2.94	$3.01	$3.15	$3.06	$3.38

Income (loss) from investment operations:
Net investment income[1]	0.06	0.08	0.09	0.11	0.09
Net realized and unrealized gain (loss)	(0.18)	(0.06)	(0.13)	0.07	(0.33)

Total from investment operations	(0.12)	0.02	(0.04)	0.18	(0.24)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.09)	(0.10)	(0.09)	(0.08)

Net asset value, end of period	$2.75	$2.94	$3.01	$3.15	$3.06

Total Return, at Net Asset Value[2]	(4.26)%	0.54%	(1.45)%	6.04%	(7.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,222	$3,963	$8,956	$13,871	$19,850

Average net assets (in thousands)	$2,513	$6,193	$11,405	$16,439	$24,528

Ratios to average net assets:[3]
Net investment income	2.18%	2.60%	2.97%	3.36%	2.69%
Expenses excluding specific expenses listed below	1.57%	1.63%	1.54%	1.49%	1.63%
Interest and fees from borrowings	0.12%	0.08%	0.05%	0.06%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.02%	0.02%	0.01%

Total expenses	1.71%	1.73%	1.61%	1.57%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.73%	1.61%	1.57%	1.68%

Portfolio turnover rate	9%	21%	9%	4%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$2.93	$3.00	$3.14	$3.05	$3.37

Income (loss) from investment operations:
Net investment income[1]	0.06	0.08	0.09	0.10	0.09
Net realized and unrealized gain (loss)	(0.18)	(0.06)	(0.13)	0.08	(0.32)

Total from investment operations	(0.12)	0.02	(0.04)	0.18	(0.23)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.09)	(0.10)	(0.09)	(0.09)

Net asset value, end of period	$2.74	$2.93	$3.00	$3.14	$3.05

Total Return, at Net Asset Value[2]	(4.27)%	0.55%	(1.45)%	6.05%	(7.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$432,706	$670,317	$787,924	$998,061	$1,160,492

Average net assets (in thousands)	$574,072	$741,999	$911,014	$1,078,306	$1,450,233

Ratios to average net assets:[3]
Net investment income	2.13%	2.54%	2.97%	3.35%	2.78%
Expenses excluding specific expenses listed below	1.57%	1.63%	1.53%	1.50%	1.54%
Interest and fees from borrowings	0.12%	0.08%	0.05%	0.06%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.02%	0.02%	0.01%

Total expenses	1.71%	1.73%	1.60%	1.58%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.73%	1.60%	1.58%	1.59%

Portfolio turnover rate	9%	21%	9%	4%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

54        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class Y	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$2.95	$3.01	$3.16	$3.06	$3.39

Income (loss) from investment operations:
Net investment income[1]	0.09	0.11	0.12	0.14	0.12
Net realized and unrealized gain (loss)	(0.18)	(0.05)	(0.14)	0.08	(0.33)

Total from investment operations	(0.09)	0.06	(0.02)	0.22	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.12)	(0.13)	(0.12)	(0.12)

Net asset value, end of period	$2.76	$2.95	$3.01	$3.16	$3.06

Total Return, at Net Asset Value[2]	(3.28)%	1.89%	(0.77)%	7.42%	(6.34)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,546	$166,668	$154,422	$213,528	$170,966

Average net assets (in thousands)	$184,382	$159,564	$193,158	$191,461	$210,498

Ratios to average net assets:[3]
Net investment income	3.04%	3.53%	3.97%	4.35%	3.80%
Expenses excluding specific expenses listed below	0.57%	0.63%	0.53%	0.50%	0.54%
Interest and fees from borrowings	0.12%	0.08%	0.05%	0.06%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.02%	0.02%	0.01%

Total expenses	0.71%	0.73%	0.60%	0.58%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.73%	0.60%	0.58%	0.59%

Portfolio turnover rate	9%	21%	9%	4%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), a series of Rochester Portfolio Series, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

56        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

57        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$59,466,023	$—	$57,885,252	$575,198,780

1. At period end, the Fund had $57,885,252 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$ 813,470
No expiration	57,071,782

Total	$ 57,885,252

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $16,519,543 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$16,519,543	$2,203,039	$14,316,504

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2017	Year Ended December 31, 2016

Distributions paid from:
Exempt-interest dividends	$ 63,771,252	$ 91,342,767
Ordinary income	2,054,400	798,559

Total	$ 65,825,652	$ 92,141,326

58        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 2,396,583,810	[1]

Gross unrealized appreciation	$ 50,251,442
Gross unrealized depreciation	(625,450,222)

Net unrealized depreciation	$ (575,198,780)

1. The Federal tax cost of securities does not include cost of $52,269,517, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the

59        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably

60        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$ —	$ 1,417,774,836	$ —	$ 1,417,774,836
Other Territory	—	482,227	—	482,227
U.S. Possessions	—	447,855,123	—	447,855,123
Common Stock	—	—	6,197,300	6,197,300
Corporate Bond and Note	—	—	1,345,061	1,345,061

Total Assets	$ —	$ 1,866,112,186	$ 7,542,361	$ 1,873,654,547

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$ 698,767	$ —	$ —	$ (698,767)
U.S. Possessions	6,380,998	—	—	(6,380,998)
Corporate Bond and Note	—	(1,206,571)	1,206,571	—

Total Assets	$ 7,079,765	$ (1,206,571)	$ 1,206,571	$ (7,079,765)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the

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4. Investments and Risks (Continued)

Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $48,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its

64        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $110,801,754 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $48,250,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$11,485,000	NYC GO Tender Option Bond Series 2015-XF2155 Trust[3]	6.370%	8/1/26	$ 14,895,126
9,380,000	NYC GO Tender Option Bond Series 2015-XF2155- 2 Trust[3]	6.370	8/1/20	12,165,110
13,045,000	NYC GO Tender Option Bond Series 2015-XF2155- 3 Trust[3]	6.370	8/1/27	16,903,841
14,345,000	NYC GO Tender Option Bond Series 2015-XF2155- 4 Trust[3]	6.369	8/1/27	18,587,677

				$ 62,551,754

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $48,250,000 or 2.52% of its total assets at period end.

65        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$5,764,357

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its

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4. Investments and Risks (Continued)

instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$665,010,089
Market Value	$109,332,034
Market Value as % of Net Assets	6.16%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates

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NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	49,142,645	$143,338,381	53,706,814	$160,938,245
Dividends and/or distributions reinvested	13,483,295	39,164,332	18,315,676	55,039,520
Redeemed	(174,729,250)	(502,000,125)	(140,593,166)	(421,670,223)

Net decrease	(112,103,310)	$(319,497,412)	(68,570,676)	$(205,692,458)

Class B
Sold	485	$1,373	29,716	$89,544
Dividends and/or distributions reinvested	17,376	50,631	52,035	156,182
Redeemed	(919,929)	(2,670,729)	(1,712,718)	(5,146,490)

Net decrease	(902,068)	$(2,618,725)	(1,630,967)	$(4,900,764)

Class C
Sold	12,709,934	$36,378,785	18,526,685	$55,377,346
Dividends and/or distributions reinvested	3,876,138	11,200,539	5,586,444	16,706,842
Redeemed	(87,243,459)	(250,502,211)	(58,503,151)	(174,420,297)

Net decrease	(70,657,387)	$(202,922,887)	(34,390,022)	$(102,336,109)

Class Y
Sold	34,988,410	$102,010,524	28,641,153	$85,931,870
Dividends and/or distributions reinvested	1,770,401	5,135,130	1,641,851	4,931,944
Redeemed	(41,561,948)	(118,486,950)	(25,040,571)	(74,947,053)

Net increase (decrease)	(4,803,137)	$(11,341,296)	5,242,433	$15,916,761

68        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$199,871,042	$702,086,312

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	75,608
Accumulated Liability as of December 31, 2017	259,563

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays

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8. Fees and Other Transactions with Affiliates (Continued)

the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

December 31, 2017	$50,374	$50,974	$201	$21,253

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.5139% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.5139%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$56,926,027
Average Daily Interest Rate	1.119%
Fees Paid	$1,545,286
Interest Paid	$625,712

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the

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9. Borrowings and Other Financing (Continued)

economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$552,413

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Rochester Portfolio Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term New York Municipal Fund, a series of Rochester Portfolio Series, (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and the cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 23, 2018

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2017 are eligible for the corporate dividend-received deduction. 96.88% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (67.1%), Puerto Rico (29.3%), Guam (1.4%), Virgin Islands (2.2%).

During 2017, 25.3110% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).    Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Moscow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state short category. The Board noted that the Fund’s one-year performance was better than its category median although its three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state short funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), and Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director

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Edmund P. Giambastiani, Jr., Continued	of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee/Advisory Board Member (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief

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Daniel Vandivort, Continued

Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Steinmetz, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971

Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972

Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub- Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since1999) Year of Birth: 1970

Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0355.001.1217 February 23, 2018

Item 2.   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $57,800 in fiscal 2017 and $55,900 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,725 in fiscal 2017 and $2,025 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $232,185 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $591,136 in fiscal 2017 and $645,284 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $982,847 in fiscal 2017 and $879,494 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018